CLEARBRIDGE LARGE CAP GROWTH ESG ETF

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited)	February 28, 2022

SECURITY	SHARES	VALUE
COMMON STOCKS - 97.2%
COMMUNICATION SERVICES - 9.6%
Entertainment - 5.4%
Netflix Inc.	15,136	$5,971,455	*
Sea Ltd., ADR	19,379	2,821,582	*
Walt Disney Co.	39,061	5,798,996	*

Total Entertainment		14,592,033

Interactive Media & Services - 4.2%
Meta Platforms Inc., Class A Shares	52,640	11,108,619	*

TOTAL COMMUNICATION SERVICES		25,700,652

CONSUMER DISCRETIONARY - 16.5%
Auto Components - 1.4%
Aptiv PLC	27,933	3,615,648	*

Internet & Direct Marketing Retail - 9.1%
Amazon.com Inc.	7,967	24,468,729	*

Specialty Retail - 4.1%
Advance Auto Parts Inc.	20,503	4,192,453
Tractor Supply Co.	18,620	3,794,570
Ulta Beauty Inc.	8,140	3,048,430	*

Total Specialty Retail		11,035,453

Textiles, Apparel & Luxury Goods - 1.9%
NIKE Inc., Class B Shares	37,288	5,091,676

TOTAL CONSUMER DISCRETIONARY		44,211,506

CONSUMER STAPLES - 1.7%
Beverages - 1.7%
Monster Beverage Corp.	54,608	4,608,915	*

FINANCIALS - 2.1%
Capital Markets - 2.1%
S&P Global Inc.	15,231	5,722,172

HEALTH CARE - 13.8%
Biotechnology - 0.8%
BioMarin Pharmaceutical Inc.	26,354	2,058,775	*

Health Care Equipment & Supplies - 4.0%
Alcon Inc.	49,317	3,796,916
Dexcom Inc.	7,083	2,931,724	*
Intuitive Surgical Inc.	13,530	3,928,165	*

Total Health Care Equipment & Supplies		10,656,805

See Notes to Schedule of Investments.

ClearBridge Large Cap Growth ESG ETF 2022 Quarterly Report	1

CLEARBRIDGE LARGE CAP GROWTH ESG ETF

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	February 28, 2022

SECURITY	SHARES	VALUE
Health Care Providers & Services - 6.2%
CVS Health Corp.	57,167	$5,925,360
UnitedHealth Group Inc.	22,342	10,631,887

Total Health Care Providers & Services		16,557,247

Life Sciences Tools & Services - 2.8%
Thermo Fisher Scientific Inc.	14,101	7,670,944

TOTAL HEALTH CARE		36,943,771

INDUSTRIALS - 10.2%
Air Freight & Logistics - 3.0%
United Parcel Service Inc., Class B Shares	38,538	8,109,166

Electrical Equipment - 1.8%
Eaton Corp. PLC	32,377	4,995,447

Industrial Conglomerates - 1.9%
Honeywell International Inc.	26,349	4,999,723

Road & Rail - 1.5%
Uber Technologies Inc.	112,293	4,045,917	*

Trading Companies & Distributors - 2.0%
W.W. Grainger Inc.	11,149	5,318,742

TOTAL INDUSTRIALS		27,468,995

INFORMATION TECHNOLOGY - 41.8%
IT Services - 7.5%
Fidelity National Information Services Inc.	39,217	3,734,635
PayPal Holdings Inc.	40,459	4,528,576	*
Visa Inc., Class A Shares	54,570	11,793,668

Total IT Services		20,056,879

Semiconductors & Semiconductor Equipment - 7.0%
ASML Holding NV, Registered Shares	5,655	3,769,114
NVIDIA Corp.	48,594	11,849,647
NXP Semiconductors NV	16,133	3,067,206

Total Semiconductors & Semiconductor Equipment		18,685,967

Software - 22.8%
Adobe Inc.	15,371	7,188,709	*
Atlassian Corp. PLC, Class A Shares	16,797	5,135,179	*
Microsoft Corp.	63,450	18,958,226
Palo Alto Networks Inc.	16,169	9,608,428	*
salesforce.com Inc.	45,939	9,671,538	*
Splunk Inc.	29,441	3,476,982	*
UiPath Inc., Class A Shares	46,635	1,618,701	*
Unity Software Inc.	15,797	1,681,591	*
Workday Inc., Class A Shares	17,229	3,946,302	*

Total Software		61,285,656

See Notes to Schedule of Investments.

2	ClearBridge Large Cap Growth ESG ETF 2022 Quarterly Report

CLEARBRIDGE LARGE CAP GROWTH ESG ETF

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	February 28, 2022

SECURITY		SHARES	VALUE
Technology Hardware, Storage & Peripherals - 4.5%
Apple Inc.		73,118	$12,073,244

TOTAL INFORMATION TECHNOLOGY			112,101,746

REAL ESTATE - 1.5%
Equity Real Estate Investment Trusts (REITs) - 1.5%
Equinix Inc.		5,689	4,037,654

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTs (Cost - $236,929,268)			260,795,411

	RATE
SHORT-TERM INVESTMENTS - 2.5%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost - $6,686,261)	0.006%	6,686,261	6,686,261

TOTAL INVESTMENTS - 99.7% (Cost - $243,615,529)			267,481,672
Other Assets in Excess of Liabilities - 0.3%			789,071

TOTAL NET ASSETS - 100.0%			$268,270,743

*	Non-income producing security.

Abbreviation(s) used in this schedule:

ADR	— American Depositary Receipts

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

ClearBridge Large Cap Growth ESG ETF 2022 Quarterly Report	3

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Large Cap Growth ESG ETF (the “Fund”) is a separate diversified investment series of Legg Mason ETF Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. At a meeting held in September 2021, the Fund’s Board of Trustees approved changing the Fund’s fiscal year end from November 30th to March 31st. This change resulted in a short-period annual report for the four-month period from December 1, 2021 through March 31, 2022.

The Fund is an actively managed exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Shares of the Fund are listed and traded at market prices on NASDAQ. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units are created and redeemed principally in-kind (although under some circumstances its shares are created and redeemed partially for cash). Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will use the currency exchange rates, generally

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Notes to Schedule of Investments (unaudited) (cont’d)

determined as of 4:00 p.m. (London Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

5

Notes to Schedule of Investments (unaudited) (cont’d)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common Stocks†	$260,795,411	—	—	$260,795,411
Short-Term Investments†	6,686,261	—	—	6,686,261

Total Investments	$267,481,672	—	—	$267,481,672

†	See Schedule of Investments for additional detailed categorizations.

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